Non-controlling Interests	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Non-controlling Interests

32. Non-controlling Interests

The total non-controlling interest at 31 December 2017 is €486 million (2016: €548 million) of which €391 million (2016: €472 million) relates to Republic Cement & Building Materials (RCBM), Inc. and Republic Cement Land & Resources (RCLR), Inc. (formerly Luzon Continental Land Corporation (LCLC)). The non-controlling interests in respect of the Group’s other subsidiaries are not considered to be material.

Name	Principal activity	Country of incorporation	Economic ownership interest held by non-controlling interest

Republic Cement & Building Materials, Inc.	Manufacture, development and sale	Philippines	45%
and Republic Cement Land & Resources, Inc.	of cement and building materials

The following is summarised financial information for RCBM and RCLR prepared in accordance with IFRS 12 Disclosure of Interests in Other Entities. This information is before intragroup eliminations with other Group companies.

Summarised financial information	2017 €m	2016 €m
Profit for the year	14	47

Current assets	159	118
Non-current assets	1,292	1,460
Current liabilities	(140)	(124)
Non-current liabilities	(663)	(690)
Net assets	648	764

Cash flows from operating activities	9	91

Dividends paid to non-controlling interests during the year	-	(1)

CRH holds 40% of the equity share capital in RCBM and RCLR and has an economic interest of 55% of the combined Philippines business. Non-controlling interest relates to another party who holds 60% of the equity share capital in RCBM and RCLR and has an economic interest of 45% of the combined Philippines business. CRH has obtained control (as defined under IFRS 10 Consolidated Financial Statements) by virtue of contractual arrangements which give CRH power to direct the relevant non-nationalised activities of the business, in compliance with Philippine law.